   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 1996.


                                                    REGISTRATION NO. 333 - 12861
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                               AMENDMENT NO. 3 TO
                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                NEW YORK                                     5047                                    13-3097642
            (JURISDICTION OF                     (PRIMARY STANDARD INDUSTRIAL                     (I.R.S. EMPLOYER
             INCORPORATION)                      CLASSIFICATION CODE NUMBER)                   IDENTIFICATION NUMBER)

                             7201 WISCONSIN AVENUE,
                            BETHESDA, MARYLAND 20814
                                 (301) 215-7777
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                           ROBERTA LIPSON, PRESIDENT
                     U.S.-CHINA INDUSTRIAL EXCHANGE, INC.,
                             7201 WISCONSIN AVENUE,
                            BETHESDA, MARYLAND 20814
                                 (301) 215-7777
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                          COPIES OF COMMUNICATIONS TO:

                        GARY J. SIMON, ESQ.                                              SHELDON E. MISHER, ESQ.
                PARKER CHAPIN FLATTAU & KLIMPL, LLP                               BACHNER, TALLY, POLEVOY & MISHER, LLP
                    1211 AVENUE OF THE AMERICAS                                             380 MADISON AVENUE
                      NEW YORK, NEW YORK 10036                                           NEW YORK, NEW YORK 10017
                           (212) 704-6000                                                     (212) 687-7000

                            ------------------------

     APPROXIMATE DATE OF PROPOSED COMMENCEMENT OF SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, please check the following box.   [x]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.   [ ]-------
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same
offering.   [ ]-------
     If  the delivery of the prospectus is  expected to be made pursuant to Rule
434, please check the following box.   [ ]
                            ------------------------


                        CALCULATION OF REGISTRATION FEE
                                                                               PROPOSED
                                                                               MAXIMUM            PROPOSED
                                                                               OFFERING            MAXIMUM           AMOUNT OF
      TITLE OF EACH CLASS OF SECURITIES                                         PRICE             AGGREGATE         REGISTRATION
              TO BE REGISTERED                   AMOUNT TO BE REGISTERED     PER UNIT(1)      OFFERING PRICE(1)       FEE(10)
Units(2)(3)..................................         11,500 Units              $1,000           $11,500,000         $  3,484.85
Units, each consisting of one share of Common
  Stock, $.01 par value per share and one
  Class B Warrant(4).........................      2,990,000 Units              $ 6.50           $19,435,000         $  5,889.39
Common Stock, $.01 par value per share(5)....      5,980,000 Shares             $ 8.75           $52,325,000         $ 15,856.06
Unit Purchase Option(6)......................              1 Option             $ .001           $      .001         $       .00
Units(2)(7)..................................          1,000 Units              $1,300           $ 1,300,000         $    393.94
Units, each consisting of one share of Common
  Stock, $.01 par value per share and one
  Class B Warrant(8).........................       260,000 Units               $ 6.50           $ 1,690,000         $    512.12
Common Stock, $.01 par value per share(9)....       520,000 Shares              $ 8.75           $ 4,550,000         $  1,378.79
     Total Registration Fee..................                                                                        $ 27,515.15(11)


                                                        (footnotes on next page)
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

(footnotes from cover)

 (1) Estimated solely for purposes of calculating the registration fee.


 (2) Each Unit will consist of a minimum of 160 and a maximum of 260 IPO Units. Each IPO Unit consists of one share of Common Stock, $.01 par value per share, one Class A Warrant and one Class B Warrant. Each Class A Warrant entitles the registered holder thereof to purchase one share of Common Stock and one Class B Warrant. Each Class B Warrant entitles the registered holder thereof to purchase one share of Common Stock.



 (3) Also includes 1,500 Units subject to the Underwriter's over-allotment option.



 (4) Issuable upon exercise of the Class A Warrants included in the Units to be sold to the public.



 (5) Issuable upon exercise of the Class B Warrants included in both the Units to be sold to the public and the Class A Warrants underlying such Units.



 (6) To be issued to the Underwriter.



 (7) Issuable upon exercise of the Underwriter's Unit Purchase Option.



 (8) Issuable upon exercise of the Class A Warrants underlying the Units included in the Underwriter's Unit Purchase Option.



 (9) Issuable upon exercise of the Class B Warrants included in both the Units included in the Unit Purchase Option to be issued to the Underwriter and the Class A Warrants underlying such Units.



(10) Pursuant to Rule 429 under the Securities Act, this Registration Statement also relates to and may be used in connection with the securities previously registered under the Securities Act in connection with the Company's initial public offering (the 'IPO'), which was consummated in
     August 1994, pursuant to Registration Statement No. 33-78446. The securities covered by such Registration Statement and the related registration fee previously submitted for such securities include the following: (i) 1,840,000 shares of Common Stock and Class B Warrants issuable upon exercise of outstanding Class A Warrants ($4,124.14), (ii) 3,680,000 shares of Common Stock issuable upon exercise of Class B Warrants that are presently outstanding or issuable upon exercise of outstanding Class A Warrants ($11,103.45), (iii) 160,000 shares of Common Stock, Class A Warrants and Class B Warrants issuable upon exercise of the Unit Purchase Options issued in the IPO, 160,000 shares of Common Stock and Class B Warrants issuable upon exercise of said Class A Warants and 320,000 shares of Common Stock issuable upon exercise of all of said Class B Warrants ($1,696.55).



(11) Previously paid.

     Pursuant to Rule 416, there are also being registered such additional shares as may become issuable pursuant to anti-dilution provisions of the Warrants and the Unit Purchase Option.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 722 of the New York Business Corporation Law ('NYBCL') permits, in general, a New York corporation to indemnify any person made, or threatened to be made, a party to an action or proceeding by reason of the fact that he or she was a director or officer of the corporation, or served another entity in any capacity at the request of the corporation, against any judgment, fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such person acted in good faith, for a purpose he or she reasonably believed to be in, or, in the case of service for another entity, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition had no reasonable cause to believe that his or her conduct was unlawful. Section 723 of the NYBCL permits the corporation to pay in advance of a final disposition of such action or proceeding the expenses incurred in defending such action or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount as, and to the extent, required by statute. Section 721 of the NYBCL provides that indemnification and advancement of expenses provisions contained in the NYBCL shall not be deemed exclusive of any rights to which a director or officer seeking indemnification or advancement of expense may be entitled, provided no indemnification may be made on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active or deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

     Article Seventh of the Company's Certificate of Incorporation provides, in general, that the Company may indemnify, to the fullest extent permitted by applicable law, every person threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an officer or director or was serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation, business, partnership, joint venture, trust, employee benefit plan, or other enterprise, against expenses, judgments, fines and amounts paid in settlement in connection with such suit or proceeding. Article Seventh of the Certificate of Incorporation also provides that the Company may indemnify and advance expenses to those persons as authorized by resolutions of a majority of the Board of Directors or shareholders, agreement, directors' or officers' liability insurance policies, or any other form of indemnification agreement.

     In accordance with that provision of the Certificate of Incorporation, the Company shall indemnify any officer or director (including officers and directors serving another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the Company's request) made, or threatened to be made, a party to an action or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he or she was serving in any of those capacities against judgments, fines, amounts paid in settlement and reasonable expenses (including attorney's fees) incurred as a result of such action or proceeding. Indemnification would not be available under Article Seventh of the Certificate of Incorporation if a judgment or other final adjudication adverse to such director or officer establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled. Article Seventh of the Certificate of Incorporation further stipulates that the rights granted therein are contractual in nature.

     The Underwriting Agreement contains, among other things, provisions whereby the Underwriter agrees to indemnify the Company, each officer and director of the Company who has signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act against any losses, liabilities, claims or damages arising out of alleged untrue statements or alleged omissions of material facts with respect to information furnished to the Company by the Underwriter for use in the Registration Statement or Prospectus. See Item 28 'Undertakings.'

ITEM 25. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     It is estimated that the following expenses will be incurred in connection with the proposed offering hereunder. All of such expenses will be borne by the Company.


Registration fee -- Securities and Exchange Commission................................................   $ 27,515
NASD filing fee.......................................................................................      9,580
Nasdaq listing expenses...............................................................................     40,000
Transfer Agent and Warrant Agent fees and expenses....................................................      1,000
Legal fees and expenses...............................................................................    125,000
Accounting fees and expenses..........................................................................     40,000
Blue sky fees and expenses (including counsel fees)...................................................     12,000
Printing expenses.....................................................................................     60,000
Miscellaneous expenses................................................................................      4,905
                                                                                                         --------
     Total............................................................................................   $320,000
                                                                                                         --------
                                                                                                         --------


ITEM 26. RECENT SALES OF UNREGISTERED SECURITIES

     There were no sales of securities of the Company within the past three years that were not registered pursuant to the Securities Act of 1933, as amended.

ITEM 27. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     The following exhibits are filed as part of this Registration Statement:


 1.1    -- Form of Underwriting Agreement**
 1.2    -- Form  of IPO Underwriter's Unit Purchase Option (Incorporated by reference to Exhibit 1.2 of the Company's
           Registration Statement on Form SB-2 (No. 33-78446) (the 'Registration Statement'))
 1.3    -- Form of Underwriter's Unit Purchase Option**
 1.4    -- Form of  Finder's Unit  Purchase Option  (Incorporated by  reference to  Exhibit 1.3  to the  Registration
           Statement)
 3.1    -- Restated  Certificate of  Incorporation of the  Company (Incorporated by  reference to Exhibit  3.1 to the
           Registration Statement)
 3.2    -- By-laws of the Company (Incorporated by reference to Exhibit 3.2 to the Registration Statement)
 4.1    -- Form of Warrant Agreement (including forms of  Class A and Class B Warrant Certificates) (Incorporated  by
           reference to Exhibit 4.1 to the Registration Statement)
 4.2    -- Form of Amendment to Warrant Agreement**
 4.3    -- Form  of Specimen Certificate of  the Company's Common Stock (Incorporated  by reference to Exhibit 4.2 to the Registration Statement)
 4.4    -- Form of Specimen  Certificate of Class  B Common Stock (Incorporated  by reference to  Exhibit 4.3 to  the
           Registration Statement)
 4.5    -- Form of Escrow Agreement (Incorporated by reference to Exhibit 4.6 to the Registration Statement)
 5.1    -- Opinion of Parker Chapin Flattau & Klimpl, LLP re: legality of securities being registered*
10.1    -- The  Company's  1994 Stock  Option Plan,  as amended  (Incorporated by  reference to  Exhibit 10.1  to the
           Registration Statement)
10.2    -- Lease Agreement,  dated as of  July 1, 1987,  between the Company  and the Yiqing  Hotel, relating to  the
           Registrant's Beijing, China Facility***`D' (Incorporated by reference  to Exhibit 10.2 to the Registration
           Statement)
10.3    -- Addendum  to Lease  Agreement between  the Company  and the  Yiqing Hotel,  relating to  the  Registrant's
           Beijing, China Facility***`D' (Incorporated by reference to Exhibit 10.3 to the Registration Statement)
10.4    -- Lease  Agreement,  dated  as  of  March  1994,  between  the  Registrant  and  Central  Properties Limited
           Partnership,  relating to the Registrant's Bethesda, Maryland  facility  (Incorporated  by  reference   to
           Exhibit 10.4 to the Registration Statement)
10.5    -- Employment Agreement, dated as of May 1, 1994, between the Registrant and Roberta Lipson (Incorporated  by reference to Exhibit 10.5 to the Registration Statement)

10.6    -- Employment   Agreement,  dated as  of  May  1, 1994,  between  the  Registrant and  Elyse  Beth Silverberg
           (Incorporated by reference to Exhibit 10.6 to the Registration Statement)
10.7    -- Employment Agreement, dated as of May 1, 1994, between the Registrant and Lawrence Pemble (Incorporated by reference to Exhibit 10.7 to the Registration Statement)
10.8    -- Employment  Agreement, dated  as  of May  1,  1994, between  the Registrant  and  Robert C.  Goodwin,  Jr.
           (Incorporated by reference to Exhibit 10.8 to the Registration Statement)
10.9    -- Employment  Agreement  dated  as  of  September  6,  1994,  between the  Registrant  and  Ronald Zilkowski
           (Incorporated by reference to Exhibit 10.11 to the Registrant's Annual  Report  on  Form  10-KSB  for  the
           fiscal year ended December 31, 1994)
10.10   -- Distribution Agreement dated as of April 29, 1996 between the Registrant and Acuson Corporation**
10.11   -- Agreement for Representation in  The People's Republic of  China dated as of  January 1, 1989 between  the
           Registrant and  VME  International  Sales  AB***  (Incorporated  by  reference  to  Exhibit  10.13  to the
           Registration Statement)
10.12   -- Lease Agreement between the  School of Posts and Telecommunications  and the Registrant dated November  8,
           1995 (Incorporated by reference to Exhibit 10.14 to the  Registrant's Annual Report on Form 10-KSB for the
           fiscal year ended December 31, 1995)
10.13   -- Sublease  Agreement between  the Registrant  and  the Beijing  International School  dated March  4,  1996
           (Incorporated by reference to Exhibit 10.15 to the Registrant's Annual  Report  on  Form  10-KSB  for  the
           fiscal year ended December 31, 1995)
10.14   -- Contractual  Joint  Venture Contract  between the  Chinese Academy  of Medical  Sciences, Union  Medical &
           Pharmaceutical Group, Beijing Union Medical & Pharmaceutical General Corporation and the Registrant, dated
           September 27, 1995 (Incorporated by reference  to Exhibit 10.16 to the  Registrant's Annual Report on Form
           10-KSB for the fiscal year ended December 31, 1995)
10.15   -- First Investment Loan Manager Demand Promissory Note dated August 19, 1996 between First National Bank  of
           Maryland and Chindex, Inc.**
21.1    -- List  of subsidiaries (Incorporated by reference to Exhibit 21.1 to the Registrant's Annual Report on Form
           10-KSB for the fiscal year ended December 31, 1995)
24.1    -- Consent of Ernst & Young LLP (see page II-6)**
24.3    -- Consent of Parker Chapin Flattau & Klimpl, LLP (included in their opinion filed as Exhibit 5.1)*


------------

  * Filed herewith.

 ** Previously filed.

*** Confidential treatment has been granted for a portion of this Exhibit.

  `D' English translation of summary from Chinese original.

ITEM 28. UNDERTAKINGS

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which it offers or sells securities, a post-effective amendment to this registration statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  To  reflect  in the  prospectus  any facts  or  events which,
        individually  or  together,  represent  a  fundamental  change  in   the
        information in the registration statement; and

             (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 'Act') may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes (i) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective, and (ii) that for purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form SB-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bethesda, State of Maryland, on this 4th day of November, 1996.


                                          U.S.-CHINA INDUSTRIAL EXCHANGE, INC.


                                          By                   *

                                             ...................................
                                                       ROBERTA LIPSON
                                               PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

     In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.


                SIGNATURE                                     CAPACITY                            DATE
------------------------------------------  --------------------------------------------   -------------------
                    *                       Chairperson of the Board of Directors, Chief    November 4, 1996
 .........................................    Executive Officer and President (principal
              ROBERTA LIPSON                  executive officer)

                    *                       Executive Vice President, Secretary and         November 4, 1996
 .........................................    Director
          ELYSE BETH SILVERBERG

           /S/ LAWRENCE PEMBLE              Executive Vice President Finance and            November 4, 1996
 .........................................    Business Development and Director
             LAWRENCE PEMBLE                  (principal financial and accounting
                                              officer)

        /S/ ROBERT C. GOODWIN, JR.          Executive Vice President Operations,            November 4, 1996
 .........................................    Treasurer, Assistant Secretary, General
          ROBERT C. GOODWIN, JR.              Counsel and Director

                    *                       Director                                        November 4, 1996
 .........................................
              MORRIS LIPSON

                    *                       Director                                        November 4, 1996
 .........................................
            A. KENNETH NILSSON

                    *                       Director                                        November 4, 1996
 .........................................
          JULIUS Y. OESTREICHER

------------
*  By executing his name hereto on November 4, 1996, Lawrence Pemble is signing this document on behalf of the persons indicated above  pursuant to  powers of  attorney duly executed  by such  persons and  filed with  the
Securities and Exchange Commission.

       By:      /S/ LAWRENCE PEMBLE
 .........................................
             LAWRENCE PEMBLE
            (ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

Exhibits                           Description                                       Page
-------                            -----------                                       ----
1.1    Form of Underwriting Agreement**

1.2 Form of IPO Underwriter's Unit Purchase Option (Incorporated by reference to Exhibit 1.2 of the Company's Registration Statement on Form SB-2 (No.
       33-78446) (the "Registration Statement"))

1.3    Form of Underwriter's Unit Purchase Option**

1.4    Form  of  Finder's  Unit  Purchase  Option  (Incorporated by reference to
       Exhibit 1.3 to the Registration Statement)

3.1 Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 to the Registration Statement)

3.2 By-laws of the Company (Incorporated by reference to Exhibit 3.2 to the Registration Statement)

4.1    Form of Warrant Agreement (including forms of Class A and Class B Warrant
       Certificates)  (Incorporated   by   reference   to   Exhibit  4.1  to the
       Registration Statement)

4.2    Form of Amendment to Warrant Agreement**

4.3 Form of Specimen Certificate of the Campany's Common Stock (Incorporated by reference to Exhibit 4.2 to the Registration Statement)

4.4 Form of Specimen Certificate of Class B Common Stock (Incorporated by reference to Exhibit 4.3 to the Registration Statement)

4.5    Form of Escrow Agreement (Incorporated by reference to Exhibit 4.6 to  the
       Registration  Statement)

5.1 Opinion of Parker Chapin Flattau & Klimpl, LLP re: legality of securities being registered*

10.1   The   Company's  1994   Stock   Option  Plan, as amended (Incorporated by
       reference to Exhibit 10.1 to the Registration Statement)

10.2 Lease Agreement, dated as of July 1, 1987, between the Company and the Yiqing Hotel, relating to the Registrant's Beijing, China Facility***`D'
       (Incorporated by reference to Exhibit 10.2 to the Registration Statement)

10.3 Addendum to Lease Agreement between the Company and the Yiqing Hotel, relating to the Registrant's Beijing, China Facility***`D' (Incorporated by reference to Exhibit 10.3 to the Registration Statement)

10.4   Lease Agreement,  dated as of March 1994,  between  the   Registrant  and
       Central  Properties  Limited  Partnership,  relating  to the Registrant's
       Bethesda, Maryland facility (Incorporated by reference to Exhibit 10.4 to the Registration  Statement)

10.5 Employment Agreement, dated as of May 1, 1994, between the Registrant and Roberta Lipson (Incorporated by reference to Exhibit 10.5 to the Registration Statement)

10.6   Employment Agreement, dated as of May 1, 1994, between the Registrant and
       Elyse Beth Silverberg (Incorporated by reference to Exhibit 10.6 to the Registration Statement)

10.7   Employment Agreement, dated as of May 1, 1994, between the Registrant and
       Lawrence Pemble (Incorporated  by  reference  to  Exhibit   10.7  to  the
       Registration Statement)

10.8   Employment Agreement, dated as of May 1, 1994, between the Registrant and
       Robert  C. Goodwin, Jr. (Incorporated by reference to Exhibit 10.8 to the
       Registration Statement)

10.9   Employment Agreement dated   as   of   September  6, 1994,   between  the
       Registrant  and  Ronald  Zilkowski  (Incorporated by reference to Exhibit
       10.11  to  the  Registrant's  Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994)

10.10 Distribution Agreement dated as of April 29, 1996 between the Registrant and Acuson Corporation**

10.11 Agreement for Representation in The People's Republic of China dated as of January 1, 1989 between the Registrant and VME International Sales
       AB***  (Incorporated by reference to  Exhibit 10.13 to  the  Registration
       Statement)

10.12 Lease Agreement between the School of Posts and Telecommunications and the Registrant dated November 8, 1995 (Incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995)



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
Exhibits                           Description                                       Page
-------                            -----------                                       ----
10.13 Sublease  Agreement  between  the Registrant and the Beijing International
      School dated March 4, 1996  (Incorporated by reference to Exhibit 1O.15 to the Registrant's  Annual Report on Form 10-KSB for the fiscal year ended
      December 31, l995)

10.14 Contractual Joint Venture Contract  between the Chinese Academy of Medical
      Sciences,  Union Medical & Pharmaceutical Group, Beijing, Union  Medical &
      Pharmaceutical General Corporation and the Registrant, dated September 27,
      1995  (Incorporated  by  reference  to  Exhibit  10.16 to the Registrant's
      Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995)

1O.15 First  Investment Loan Manager Demand  Promissory  Note  dated  August 19,
      1996 between First National  Bank of Maryland and Chindex, Inc.**

21.1 List of subsidiaries (Incorporated by reference to Exhibit 21.1 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended
      December 31, 1995)

24.1  Consent of Ernst & Young LLP (see page II-6)**

24.3 Consent of Parker Chapin Flattau & Klimpl, LLP (included in their opinion filed as Exhibit 5.1)*

------------
*   Filed herewith.
**  Previously filed.
*** Confidential treatment has been granted for a portion of this Exhibit. `D' English translation of summary from Chinese original.



                              STATEMENT OF DIFFERENCES
                              ------------------------

   The dagger symbol shall be expressed as `D'


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